UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

Moxian, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55017	27-3729742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Units B & C, 9/F, Block D Fuhua Tower 8 Chaoyangmen North Street Dongcheng District,

Beijing 100027 Peoples’ Republic of China

(address of principal executive offices) (zip code)

Tel: +86 (010) 5332 0602

(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MOXC	Nasdaq Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 16, 2019, the Corporate Governance and Nominating Committee of the Registrant recommended, and the Board of the Registrant approved, the appointment of Mr. “William” Yap Guan Hong to the Registrant’s Board.

The Board has determined that Mr. Yap satisfies the definition of “independent director” under the Nasdaq listing standards. There are no relationships or related transactions between Mr. Yap and the Registrant that would be required to be reported under Section 404(a) of Regulation S-K.

Set forth below is the biographical information of Mr. Yap.

Mr. William Yap, age 55, has over 30 years of working experience in corporate finance, investment management and business development. Mr. Yap is currently the Chief Financial Officer of 8i Enterprises Acquisition Corporation which is listed on Nasdaq.

Mr. Yap was a Director in Singapore Telecoms from 1998 to 2001, overseeing various portfolios, including Regional Internet Investment and Business Marketing. He then joined the Ascendas Group, a subsidiary of the Jurong Town Hall Corporation, the largest industrial land developer in Singapore with an asset base of more than US$1 billion, as its Executive Vice-President (New Business). In 2004, he founded the Newton Group of Companies, based in Shanghai, focusing on business opportunities in the education and training sectors in China. Between 2006-2011, he was responsible for originating proprietary private equity and venture deals in China for investment funds in Singapore (Hupomone Capital Partners (Singapore) Pte Ltd (2009-2011) and Evia Capital Partners Pte Ltd (2006-2009)). Between 2016-2019, he was the Head of Investment Banking Division of Shanghai Pingmei Shenma Finance Leasing Private Limited.

Mr. Yap obtained his Bachelor of Arts (Physics) (Hons – 2nd Upper) and Master of Arts from the University of Oxford, United Kingdom. He is also a Chartered Financial Analyst (CFA).

The Board has determined that Mr. Yap is well-qualified to serve as an Independent Director of the Registrant based on his wide range of experience in a variety of senior financial positions with companies in Singapore, Hong Kong SAR and the, People’s Republic of China.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN, INC.

Date: May 16, 2019	By:	/s/ Hao Qinghu
	Name:	Hao Qinghu
	Title:	Chief Executive Officer